                                                                  EXHIBIT 10(G)

                            JOINT VENTURE AGREEMENT
                                       OF
                         FUND IX AND FUND X ASSOCIATES


     THIS JOINT VENTURE AGREEMENT (the "Agreement") is made and entered into as of the 20th day of March, 1997, by and between WELLS REAL ESTATE FUND IX, L.P., a Georgia limited partnership having Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership, as general partners ("Fund IX"), and WELLS REAL ESTATE FUND X, L.P., a Georgia limited partnership having Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership, as general partners ("Fund X"). Each of the parties may also be referred to herein as a "Venturer" and together as the "Venturers."

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Venturers desire to joint venture the acquisition, development, operation and sale of real properties according to the terms and conditions set forth herein;

     NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth, the parties hereto covenant and agree as follows:

     1.   DEFINITIONS.
          -----------

          For the purposes of this Agreement, the following defined terms shall have the meanings ascribed thereto.

          1.1  "Administrative Venturer" means the Entity responsible for the
                -----------------------
conduct of the ordinary and usual business of the Venture and the implementation of the decisions of the Venturers, all as is more fully set forth in Subsection
4.2 hereof.  The initial Administrative Venturer shall be Fund IX.

          1.2  "Agreed Value" means with respect to Contributed Property the
                ------------
fair market value of such property as of the date of contribution to the Venture as determined by the general partners of the Venturers.

          1.3  "Approve," "Approved" or "Approval" means, as to the subject
                -------    --------      --------
matter thereof and as the context may require, an express consent evidenced by and contained in a written statement signed by the approving Entity. A copy of each such written statement shall be kept at the office of the respective Venturer and shall be available for inspection by the other Venturer upon request.

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          1.4  "Bankrupt" or "Bankruptcy" means the occurrence of one or more of
                --------      ----------
the following events:

          (i) The appointment of a permanent or temporary receiver of the assets and properties of the Venture or a Venturer, and the failure to secure the removal thereof within 60 days after such appointment;

          (ii) The adjudication of the Venture or a Venturer as bankrupt or the commission by the Venture or a Venturer of an act of bankruptcy;

          (iii) The making by the Venture or a Venturer of an assignment for the benefit of creditors;

          (iv) The levying upon or attachment by process of the assets and properties of the Venture or a Venturer; or

          (v) The use by the Venture or a Venturer, whether voluntary or involuntary, of any debt or relief proceedings under the present or future law of any state or of the United States.

          1.5  "Capital Account" means a separate account maintained for each
                ---------------
Venturer in a manner which complies with Treasury Regulation Section 1.704-1(b), as may be amended or revised from time to time.

          1.6  "Capital Contributions" means the aggregate contributions to the
                ---------------------
capital of the Venture made by the Venturers as Capital Contributions pursuant to Subsection 3.1 hereof.

          1.7  "Contributed Property" means the interest of each Venturer
                --------------------
contributing property (excluding cash or cash equivalents) to the Venture in such property.

          1.8  "Defaulting Venturer" means any Venturer failing to perform any
                -------------------
of the obligations of such Venturer under this Agreement or violating the provisions of this Agreement.

          1.9  "Distribution Percentage Interests" means collectively the
                ---------------------------------
interests in the income, gains, losses, deductions, credits, Net Cash Flow, Extraordinary Receipts, as determined by Subsection 3.2 hereof, as such may be adjusted from time to time as provided in this Agreement.

          1.10 "Entity" means any person, corporation, partnership (general or
                ------
limited), joint venture, association, joint stock company, trust or other business entity or organization.

          1.11 "Extraordinary Receipts" means those funds of the Venture which
                ----------------------
are derived from (i) the net proceeds of any casualty insurance insuring any of the Properties or any

                                       2
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portion thereof, to the extent not applied to the repair, restoration or replacement of the Properties or any portion thereof as may be Approved by the Venturers; (ii) the net proceeds of any condemnation, or any taking by eminent domain, or any transfer in lieu thereof, of any of the Properties, or any portion thereof, to the extent not applied to the repair, restoration or reconstruction of any remaining portion of the Properties as may be Approved by the Venturers; (iii) the net proceeds of any sale of any of the Properties, or any portion thereof; and (iv) the net proceeds of any indebtedness (or any refinancing of such indebtedness) secured in whole or in part by any of the Properties or any portion thereof.

          1.12 "Fiscal Year" means the fiscal year of the Venture established
                -----------
under Subsection 3.4(c) hereof.

          1.13 "I.R.C." means the Internal Revenue Code of 1986, as amended.
                ------

          1.14 "Lease" means a lease or rental agreement now or hereafter
                -----
existing between the Venture, as lessor or landlord (whether initially or by assignment) and an Entity.

          1.15 "Leasing Agreements" means, collectively, those certain Leasing
                ------------------
and Tenant Coordinating Agreements between the Venturers as "Owner" and Wells Management Company, Inc. as "Agent" therein, concerning the leasing of the Properties.

          1.16 "Major Decisions" means any decision or action to (i) convey by
                ---------------
the Venture substantially all the assets of the Venture; (ii) acquire any Properties; (iii) finance or borrow or execute any promissory note or other obligation (other than a Lease) or mortgage or other encumbrance in the name of or on behalf of the Venture; (iv) retain the services of a manager other than Wells Management Company, Inc.; (v) approve each construction and architectural contract and all architectural plans, specifications and drawings and all revisions or changes thereof in connection with the development and construction of any improvements for the Properties; (vi) reduce any portion of the insurance program for the Properties or the Venture; (vii) determine any fee or other amount to be paid to either Venturer or any affiliate of a Venturer; (viii) make any expenditure or incur any obligation by or on behalf of the Venture involving a sum in excess of $15,000 for any transaction or group of similar transactions except for expenditures made and obligations incurred pursuant to and specifically set forth in a budget Approved by the Venturers; (ix) adjust, settle or compromise any claim, obligation, debt, demand, suit or judgment against the Venture or any Venturer in its capacity as a Venturer, or waive any breach of or default in any monetary or non-monetary obligation owed to the Venture, involving singly or in the aggregate an amount in excess of $15,000, or in the initiation of any such claim or suit for the benefit of the Venture; (x) convey or sell any Properties or authorize the conveyance or sale of all Properties; and (xi) make any other decision or action which by the provisions of this Agreement is required to be Approved by the Venturers or which in a material respect affects the Venture or any of the assets or operations thereof. All Major Decisions shall be made by the Venturers in a timely manner with due regard for the necessity of obtaining and evaluating the information necessary for making such Major Decisions.

                                       3
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          1.17  "Management Agreements" means, collectively, those certain
                 ---------------------
Management Agreements between the Venturers as "Owner" and Wells Management Company, Inc. as "Manager" therein, concerning the management of the Property.

          1.18 "Manager" means Wells Management Company, Inc.
                -------

          1.19 "Net Cash Flow" means for a given fiscal period, those funds of
                -------------
the Venture constituting the gross cash receipts of the Venture from the operation of the Properties (including interest and proceeds from business interruption or rent insurance) for such period exclusive of Capital Contributions by the Venturers and Extraordinary Receipts, which are available for distribution to the Venturers following (i) the payment of all operating, fixed cost and capital expenditures of the Venture, for which no reserves have been established, applicable to such period; (ii) the payment of all principal and interest with respect to any debt secured by any mortgage permitted by this Agreement applicable to such period; and (iii) the establishment by the Venturers of appropriate reserves for taxes, debt service, maintenance, repairs and other expenses and working capital requirements of the Venture including, without limitation, accruals for real estate taxes, insurance and other annual expense items (unless and to the extent the same are escrowed with a mortgagee).

          1.20 "Nondefaulting Venturer" in the context wherein one or more
                ----------------------
Venturers become a Defaulting Venturer, means the remaining Venturers (provided the remaining Venturers are not also Defaulting Venturers).

          1.21 "Notice" means a written advice or notification required or
                ------
permitted by this Agreement, as more particularly provided in Subsection 8.1 hereof.

          1.22 "Prime Rate" means the rate of interest announced from time to
                ----------
time by NationsBank of Georgia, N.A. as its prime rate. In the event the prime rate of NationsBank of Georgia, N.A. is hereafter discontinued or becomes unascertainable, the Administrative Venturer shall designate a comparable reference rate to be the Prime Rate.

          1.23 "Property" means any particular tract of land (and all rights and
                --------
appurtenances incident thereto) owned or to be owned by the Venture and all improvements located, constructed or developed thereon or to be constructed or developed thereon, as more particularly described on Exhibit "A" hereto, as may be amended from time to time, including that certain real property located in Knox County, Tennessee, as more particularly described on Exhibit "A" to this Joint Venture Agreement.

          1.24 "Properties" means, collectively, all Property of the Venture at
                ----------
any given time.

          1.25 "Purchasing Party" means the Venturer other than the Selling
                ----------------
Party in the event of a proposed transfer described in Subsection 6.4 hereof.

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          1.26  "Selling Party" means the Venturer desiring to transfer its
                 -------------
interest in a transaction described in Subsection 6.4 hereof.

          1.27 "Venture" means the joint venture formed pursuant to the laws of
                -------
the State of Georgia by this Agreement.

          1.28 "Venturer" or "Venturers" means the party or parties to this
                --------      ---------
Agreement and all permitted successors and assigns thereof.

          1.29 Other terms defined in this Agreement:

               Term                          Section
               ----                          -------

               "Assignment"                  6.1
               "Right of First Refusal"      6.2
               "Certification"               6.4(a)

     2.   THE VENTURE.
          -----------

          2.1  Formation of Venture.  The Venturers hereby enter into and form
               --------------------
the Venture as a joint venture for the limited purposes and scope set forth herein. The rights and obligations of the Venturers and the status, administration and termination of the Venture shall be governed by the laws of the State of Georgia. The Venture is being formed for the sole purpose of acquiring, owning, developing, operating and eventually selling the Properties.

          2.2  Purposes and Scope of Venture.  Subject to the provisions of this
               -----------------------------
Agreement, the activities of the Venture shall be limited strictly to the acquisition, ownership, financing, development, leasing, operation, sale and management of the Properties for the production of income and profit, including all activities reasonably necessary or desirable to accomplish such purposes, and shall not be extended by implication or otherwise unless Approved by all venturers. The Properties to be owned and operated by the Venture shall be set forth on Exhibit "A" hereto, as may be amended from time to time. Nothing in this Agreement shall be deemed to restrict in any way the freedom of any Venturer to conduct any other business or activity whatsoever (including, without limitation, the acquisition, development, leasing, sale, operation and management of other real property) without any accountability to the Venture or any other Venturer, even if such business or activity competes with the business of the Venture, it being understood by each Venturer that the other Venturer may be interested directly or indirectly in various other businesses and undertakings not included in the Venture.

          2.3  Name of Venture.  The business and affairs of the Venture shall
               ---------------
be conducted solely under the name "Fund IX and Fund X Associates" (or such other names as shall be approved by both Venturers), and such name shall be used at all times in connection with the business and affairs of the Venture. The Venturers shall execute any assumed or

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fictitious name certificate or certificates required by law to be filed in connection with the formation of the Venture and shall cause such certificate or certificates to be filed in the appropriate records.

          2.4  Scope of Authority.  Except as otherwise expressly and
               ------------------
specifically provided in this Agreement, no Venturer shall have any authority to act for, or assume any obligations or responsibility on behalf of, any other Venturer or the Venture.

          2.5  Principal Place of Business.  The principal place of business and
               ---------------------------
initial office of the Venture shall be located at 3885 Holcomb Bridge Road, Norcross, Georgia 30092, and may be relocated as may be from time to time Approved by the Venturers.

          2.6  Representations, Warranties and Indemnity.  In order to induce
               -----------------------------------------
the other Venturer to enter into this Agreement, each Venturer does hereby make to each other Venturer the representations and warranties hereinafter set forth, and does hereby agree to indemnify and hold each other Venturer harmless from any and all loss, expense or liability any other Venturer may suffer as a result of any inaccuracy as of the date hereof in any representation and warranty set forth below:

          (a) Authorization.  The execution and delivery of this Agreement has
              -------------
been duly authorized by the agreements by which each Venturer was either created or currently governed.

          (b) Claims.  There is no claim, litigation, proceeding or governmental
              ------
investigation pending, or, so far as is known to each Venturer, threatened, against or relating to each Venturer, or the transactions contemplated by this Agreement which does or would reasonably be expected materially and adversely to affect the ability of each Venturer to enter into this Agreement or to carry out its obligations hereunder, and there is not any basis for any such claim, litigation, proceeding or governmental investigation.

          (c) Conflicts.  Neither the consummation of the transactions
              ---------
contemplated by this Agreement to be performed, nor the fulfillment of the terms, conditions and provisions of this Agreement, conflict with or will result in the breach of any of the terms, conditions or provisions of, or constitute a default under, the agreements by which each Venturer was created or is currently governed or any material agreement, indenture, instrument or undertaking to which each Venturer is a party.

          (d) Investment Objectives.  The investment objectives of each Venturer
              ---------------------
with respect to the Properties and the objectives of the Venture are: (i) to maximize Net Cash Flow; (ii) to preserve, protect and return the Venturers' investment in the Venture; and (iii) to realize appreciation upon the sale of the Properties.

          (e) Charges to the Venturer.  Neither Venturer will be charged,
              -----------------------
directly or indirectly, more than once for the same services.

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          2.7  Term of Venture.
               ---------------

          (a) Commencement.  The Venture term shall begin on the date of this
              ------------
Agreement as set forth above and end upon dissolution of the Venture.

          (b) Dissolution and Termination.  Dissolution shall occur upon the
              ---------------------------
occurrence of any of the events described in Section 7 of this Agreement. Upon dissolution, the assets shall be liquidated in due course and distributed as provided in Subsection 3.3(c)(i) hereof. The Venture shall continue until termination in accordance with the relevant dissolution and termination provisions of the Georgia Uniform Partnership Act.

     3.   FINANCIAL STRUCTURE.
          -------------------

          3.1  Capital Contributions.  Simultaneously with the execution of this
               ---------------------
Joint Venture Agreement, Fund IX shall be obligated and required to transfer and contribute all its right, title and interest in and to the Property, along with its interest as landlord in any and all leases relating to the Property, to the Venture as its initial Capital Contribution, the Agreed Value thereof, and for which Fund IX shall be deemed to have made an initial Capital Contribution totalling, $1,306,393 (the purchase price and all acquisition and development costs and expenses expended by Fund IX to date with respect to the Property). The Joint Venture shall from time to time make additional Capital Contributions to the Venture in such amounts as are agreed to by the Venturers.

          3.2  Distribution Percentage Interest.  The Distribution Percentage
               --------------------------------
Interest of each of the Venturers shall be equal to the percentage equivalent (rounded to the nearest one-hundredth of a percent) of a fraction, the numerator
                                                                       ---------
of which is the aggregate of all Capital Contributions (or the Agreed Value thereof) made by the Venturer pursuant to Subsection 3.1 hereof, and the denominator of which is the aggregate amount of all Capital Contributions (or
-----------
the Agreed Value thereof) made by all of the Venturers pursuant to Subsection
3.1 hereof. Each Venturer's interest in the Venture shall always be proportional to its Capital Contributions.

          Each Venturer (the "First Venturer") does hereby agree to indemnify and hold the other Venturer (the "Second Venturer") harmless from and against any claim, action, liability, loss, damage, cost or expense, including, without limitation, attorney's fees and expenses incurred by the Second Venturer by reason of (i) any act or omission of the First Venturer in connection with the operation of the Venture and the Properties, or (ii) the claims made by third parties to the extent that the Second Venturer's percentage share of the total liability, loss, damage, cost or expense incurred by the Venture and the Venturers in connection with such claims exceeds its Distribution Percentage Interest at the time such liability, loss, damage, cost or expense is suffered or incurred. Upon dissolution, each Venturer shall look solely to the assets of the Venture for the return of its investment, and if the Venture Property remaining after payment or discharge of the debts and liabilities of the Venture, including debts and liabilities owed to one or more of the Venturers, is insufficient to return the aggregate Capital

Contributions of each Venturer, such Venturers shall have no recourse against the Venture or any other Venturer.

          3.3  Allocations and Distributions.  Allocations for accounting
               -----------------------------
purposes and for federal, state and local income tax purposes of each item of income, loss, deduction and gain, and distributions of Net Cash Flow and Extraordinary Receipts shall be allocated among the Venturers as follows:

          (a) Allocation of Tax Items.  For federal, state and local income tax
              -----------------------
purposes and for purposes of maintaining the Venturers' Capital Accounts, except as otherwise provided herein, each item of income, gain, loss and deduction of the Venture for each tax year shall be allocated to the Venturers in accordance with their Distribution Percentage Interests.

          (b) Net Cash Flow.  All distributions of Net Cash Flow shall be made
              -------------
in accordance with the Venturers' Distribution Percentage Interests and shall be made at such intervals as may be approved by the Venturers, but in no event less frequently than quarterly.

               (c) Extraordinary Receipts.  Distributions of Extraordinary
                   ----------------------
Receipts shall be made as follows:

          (i) Distributions Not in Connection With Dissolution.  Distribution of
              ------------------------------------------------
Extraordinary Receipts not generated in connection with an event of dissolution shall be made as follows: first, to the establishment of any reserve approved
                           -----
by the Venturers; and second, to the Venturers based on their respective
                      ------
Distribution Percentage Interests.

          (ii) Distributions in Connection With Dissolution.  Distribution of
               --------------------------------------------
Extraordinary Receipts generated in connection with an event of dissolution (as well as the other assets of the Venture) shall be made as follows: first, to
                                                                    -----
the payment of debts and liabilities of the Venture to creditors (including all mortgages, but excluding any other debts or liabilities to Venturers or affiliates of Venturers), and to the expenses of liquidation; second, to the
                                                              ------
establishment of such reserves as the Venturers may deem reasonably necessary for contingent or unforeseen liabilities or obligations of the Venture, which may be held in escrow for a reasonable period of time and then distributed pursuant to the remainder of this Subsection; third, to the repayment of any
                                              -----
remaining debts and obligations of the Venture to the Venturers or affiliates of the Venturers; and fourth, to the Venturers in accordance with the positive
                   ------
balances in their respective Capital Accounts.

          (d) Compliance with Section 704(c).  To comply with Section 704(c) of
              ------------------------------
the I.R.C., items of income, gain, loss, depreciation and cost recovery deductions attributable to Contributed Property shall be allocated for federal income tax purposes among the Venturers in the manner provided under Section 704(c) of the I.R.C. taking into account the variation, if any, between the Agreed Value of such Property and its adjusted tax basis at the time of contribution.

          (e) Qualified Income Offset.  Notwithstanding any provision to the
              -----------------------
contrary contained herein, in the event that any Venturer receives an adjustment, allocation or distribution described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) which causes a deficit balance in such Venturer's Capital Account, such Venturer will be allocated items of income or gain (consisting of a pro rata portion of each item of partnership income, including gross income, and gain for such year) in an amount and manner sufficient to eliminate such deficit balance as quickly as possible, all in accordance with Treasury Regulations Section 1.704-1(b)(2)(ii)(d). (It is the intent of the Venturers that the foregoing provision constitute a "Qualified Income Offset," as defined in Treasury Regulations Section 1.704-1(b)(2)(ii)(d), and the foregoing provision shall in all events be interpreted so as to constitute a valid "Qualified Income Offset.")

          3.4  Income Taxes and Accounting.
               ---------------------------

          (a) Income Tax Returns.  All income tax returns of the Venture shall
              ------------------
be prepared on an accrual basis (except to the extent as may otherwise be Approved by all Venturers or be required by law, statute or regulation governing such tax and returns).

          (b) Elections.  Any provision of this Agreement to the contrary
              ---------
notwithstanding, solely for federal income tax purposes, each of the Venturers hereby recognizes that the Venture will be subject to all provisions of Subchapter K of Chapter 1 of Subtitle A of the I.R.C.; provided, however, that the filing of U.S. Partnership Returns of Income shall not be construed to extend the purposes of the Venture or expand the obligations or liabilities of the Venturers. The Venture shall file an election under Section 754 of the I.R.C. only in the event of a transfer or proposed transfer by any one or more Venturers of all or any part of their interest or interests in the Venture to any Entity. Such election shall be filed by the Venture upon the request of any Venturer made with respect to the income tax return for the period which includes the date of transfer of such interest in the Venture; such request shall be in writing and shall be made not less than 60 days prior to the initial date established by law for filing such income tax return.

          (c) Fiscal Year. The Venture shall operate on a calendar year basis.
              -----------

          (d) Books of Account.  The books of account of the Venture and the
              ----------------
Venturer's Properties shall be kept and maintained at all times by the Administrative Venturer or the delegated representative thereof at the principal place of business of the Administrative Venturer. The books of account shall be maintained on an accrual basis, unless otherwise determined by the Administrative Venturer, in accordance with generally accepted accounting principles, consistently applied, and shall show all items of income and expense relating to the Venture and the Properties.

          (e) Reports.  The Administrative Venturer shall cause to be prepared
              -------
at the expense of the Venture and furnished to each of the Venturers the information and data with respect to the Venture during the Fiscal Year as shall enable each Venturer on a timely basis to prepare or cause to be prepared the reports required under their respective partnership agreements to be made to their partners. In addition, within 60 days after the end of each Fiscal Year, the Administrative Venturer shall use its best efforts to cause to be prepared and to deliver to each Venturer a report setting forth in sufficient detail all such information and data with respect to business transactions effected by or involving the Venture during such Fiscal Year as shall enable the Venture and each Venturer to prepare its federal, state and local income tax returns on a timely basis in accordance with the laws, rules and regulations then prevailing. The Administrative Venturer shall cause to be prepared federal, state and local tax returns required of the Venture and submit such returns to the Venturers no later than 30 days prior to the date required for the filing thereof and shall file the same.

          (f) Records.  Any Venturer shall have the right at all reasonable
              -------
times during usual business hours to audit, examine and make copies of the books of account of the Venture. Such right may be exercised through any agent or employee of such Venturer designated by such Venturer or by an independent certified public accountant designated by such Venturer. Any Venturer shall bear all expenses incurred in any examination or audit made for such Venturer's account.

          (g) Audits.  In the event that the Internal Revenue Service or any
              ------
other governmental agency with jurisdiction shall conduct, commence or give notification of intent to conduct or commence any audit or other investigation of the books, records, tax returns or other affairs of the Venture, the Administrative Venturer shall immediately advise the Venturers thereof by Notice. The Administrative Venturer shall be the "tax matters partner," as that term is defined by I.R.C., if one is needed for the Venture.

          3.5  Banking.  Funds of the Venture shall be deposited in an account
               -------
or accounts of a type, in form and name and in a bank or banks selected by the Administrative Venturer. No funds other than Venture funds shall be deposited in any such account. Withdrawals from bank accounts shall be made by the Administrative Venturer and by such other parties as may be designated by the Venturers.

     4.   MANAGEMENT.
          ----------

          4.1  Authority of Administrative Venturer.  The overall management and
               ------------------------------------
control of the business and affairs of the Venture shall be vested in the Venturers, collectively, acting by and through the Administrative Venturer. The Administrative Venturer shall have responsibility for establishing the policies and operating procedures with respect to the business and affairs of the Venture and for making all decisions, except as otherwise provided herein and except Major Decisions, as to all matters which the Venture has authority to perform, as fully as if the Venturers were themselves making such decisions. All decisions, other than Major Decisions, with respect to the management and control of the Venture made by the Administrative Venturer shall be binding on the Venture and all Venturers. The Administrative Venturer shall be responsible for performing, or for causing to be performed, all acts necessary to accomplish the purposes of the Venture. No act shall be taken, sum expended, decision made or obligation incurred by the Venture, or any Venturer, with respect to a matter within the scope of any of the Major Decisions, unless such matter has been Approved by all of the Venturers. Except as otherwise expressly provided for in this Agreement, documents executed by or behalf of the Venture shall be executed only with the Approval of the Administrative Venturer.

          4.2  Administrative Venturer.  The initial Administrative Venturer
               -----------------------
shall be Fund IX. The Administrative Venturer shall, at the expense of the Venture, discharge or cause the discharge of the duties of the Administrative Venturer unless and until (i) the Administrative Venturer resigns as the Administrative Venturer, or (ii) the Administrative Venturer becomes a Defaulting Venturer. In the event of an occurrence described in either clause
(i) or (ii) of the immediately preceding sentence, the then current Administrative Venturer shall thereupon be relieved from any further performance of the functions of the Administrative Venturer under this Agreement and a replacement for the Administrative Venturer shall be Fund X or shall be appointed by Fund X. In the event an Entity not a Venturer shall be appointed to be Administrative Venturer, such Entity shall discharge the functions of the Administrative Venturer under this Agreement but shall not be entitled to any of the rights, titles or interests of a Venturer. The breach or violation by the Administrative Venturer of any provision of this Subsection, or of any other duty or obligation imposed upon the Administrative Venturer by this Agreement, shall subject to the Administrative Venturer to the provisions of Subsection 4.4 hereof as a Defaulting Venturer (provided the Administrative Venturer is then also a Venturer) only if such breach or violation by the Administrative Venturer involves fraud, negligence or willful misconduct. Furthermore, the Administrative Venturer shall be liable to the Venture and to the Venturers for any breach or violation of the Administrative Venturer's duties and obligations under this Subsection only if such breach or violation involves fraud, negligence or willful misconduct.

          (a) Records.  The Administrative Venturer shall maintain or cause to
              -------
be maintained at the expense of the Venture, books of account as described in Subsection 3.4(d) hereof.

          (b) Property Taxes and Licenses.  The Administrative Venturer shall
              ---------------------------
cause to be filed each year timely ad valorem tax returns for the Properties.

          (c) Leases.  The Administrative Venturer is authorized to negotiate
              ------
and execute Leases on behalf of the Venture without further Approval of the Venturers and is authorized to delegate this responsibility pursuant to a management agreement. Initially, this responsibility will be delegated to the Manager under the Management Agreements and Leasing Agreements by and between the Venturers and the Manager.

          (d) Indemnity.  The Venture shall indemnify and hold the
              ---------
Administrative Venturer harmless against all claims, actions, liability, loss, damage, cost or expense, including attorney's fees and expenses, by reason of any act or omission of the Administrative Venturer that is duly authorized and performed in accordance with the terms and provisions of this Agreement. However, any Entity which is both the Administrative Venturer and a Venturer shall be responsible as a Venturer, to the extent of the proportionate liability thereof, for such obligation for the Venture to so indemnify and hold harmless the Administrative Venturer. The liability of the Venturers under this Subsection shall be several, and not joint, and shall be shared in proportion to the Distribution Percentage Interests of the Venturers.

          4.3  Compensation of Venturers.  No payment will be made by the
               -------------------------
Venture to any Venturer for the services of such Venturer or any affiliate, partner or employee of any Venturer, other than as provided in the Management Agreements and the Leasing Agreements.

          4.4  Defaulting Venturer.  If any Venturer fails to perform any of its
               -------------------
obligations under this Agreement or violates the terms of this Agreement, such Venturer shall be a Defaulting Venturer and the Nondefaulting Venturer shall have the right to give such Defaulting Venturer a Notice specifically setting forth the nature of the default and stating that such Defaulting Venturer shall have a period of 15 days to pay any sums of money specified therein as due and owing to the Venture or to any Venturer, or 30 days (or such longer period as is specified in the next succeeding sentence) to cure any other default specified in such Notice. If the monies specified are not paid within such 15 day period or such Defaulting Venturer does not cure all other defaults within such 30 day period, or, if the defaults are not capable of being cured within such 30 day period, such Defaulting Venturer has not commenced in good faith the curing of such defaults within such 30 days period and does not thereafter prosecute to completion with diligence and continuity the curing thereof, the Nondefaulting Venturer shall have all rights provided in Subsections 4.4(a) through 4.4(c) below, in addition to any other rights it may have under the Georgia Uniform Partnership Act. If a Defaulting Venturer completely cures all of such defaults within the aforesaid cure periods, then such defaults shall be deemed no longer to exist and such Venturer shall be deemed no longer to constitute a Defaulting Venturer unless and until another default by such Venturer occurs. A Defaulting Venturer shall have no power or authority to bind the Venture or the Venturers but shall cooperate with and, to the extent requested, assist the Nondefaulting Venturers in every way possible.

          (a) Equitable Relief.  The Nondefaulting Venturer may bring any
              ----------------
proceeding in the nature of injunction, specific performance or other equitable remedy, it being acknowledged by each of the Venturers that damages at law may be an inadequate remedy for a default or threatened breach of this Agreement.

          (b) Damages.  The Nondefaulting Venturer may bring any action at law
              -------
by or on behalf of itself or the Venture as may be permitted in order to recover damages.

          (c) Dissolution.  The Nondefaulting Venturer may institute such
              -----------
proceedings as may be appropriate to secure an accounting and to dissolve, wind up and terminate the Venture.

          (d) Additional Remedies.  The rights and remedies of the Venturers
              -------------------
under this Agreement shall not be mutually exclusive; that is, the exercise of one or more of the provisions hereof shall not preclude the exercise of any other provisions hereof, except as may be expressly provided in this Agreement. Each of the Venturers confirms that damages at law may be an inadequate remedy for a breach or threatened breach of this Agreement and agrees that, in the event of a breach or threatened breach of any provision hereof, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy, but nothing herein contained is intended to, nor shall it, limit or affect any right or rights at law or by statute or otherwise of any Venturer aggrieved as against any other Venturer for breach or threatened breach of any provisions of this Agreement, it being the intention of this Subsection to make clear the Agreement of the Venturers that the respective rights and obligations of the Venturers under this Agreement shall be enforceable in equity as well as at law or otherwise.

          4.5  Limitation on Authority.  Notwithstanding any provision of this
               -----------------------
Agreement to the contrary, neither Venturer shall have the authority to take any action which, if taken singularly by such Venturer separate from the Venture, would be prohibited by such Venturer's governing documents.

     5.   INSURANCE.
          ---------

          5.1  Minimum Insurance Requirements.  The Venture shall carry and
               ------------------------------
maintain in force the insurance hereinafter described, the premiums for which shall be a cost and expense of the Venture.

          (a) Liability Insurance.  Comprehensive general liability insurance
              -------------------
for the benefit of the Venture and the Venturers as named insureds against claims for "personal injury" liability.

          (b) Other Insurance.  Such other insurance as the Venturers may
              ---------------
reasonably deem to be necessary or as may be required by any mortgagee of any Property of the Venture.

          5.2  Insureds.  All of the policies of insurance described in
               --------
Subsection 5.1 shall name the Venture and each of the Venturers as named insureds, as their respective interests may appear. All such insurance shall be effected under policies issued by insurers and be in forms and for amounts Approved by both Venturers.

     6.   TRANSFERS AND OTHER DISPOSITIONS.
          --------------------------------

          6.1  Prohibited Transfers.  No Venturer may sell, transfer, assign,
               --------------------
mortgage, pledge, hypothecate or otherwise dispose of, encumber or permit or suffer any encumbrance on (all referred to as "Assignment"), all or any part of the interest of such Venturer in the Venture or in the Properties (including, but not limited to, the right to receive any distributions under this Agreement) unless such an Assignment is Approved by all Venturers, provided that this restriction on Assignment shall not apply to the Assignment of units of partnership interests or beneficial interests in a Venturer. Any Assignment made in violation of this Section 6 shall be void.

          6.2  Exceptions.  The prohibition in Subsection 6.1 hereof shall not
               ----------
apply to an Assignment permitted under Subsection 6.4 hereof ("Right of First Refusal").

          6.3  Notice.  Each Venturer shall promptly by Notice inform the other
               ------
Venturer of the occurrence of any disposition not required to have been Approved by the other Venturer.

          6.4  Right of First Refusal.  If any Selling Party shall desire to
               ----------------------
transfer (for the purposes of this Subsection the terms "transfer" and "transferred" include any and all types of disposition) all or any portion of its interest in the Venture to any Entity, such Selling Party may consummate such transfer only if (i) such sale is a sale of Selling Party's interest in the Venture separate and distinct from any other property, (ii) the consideration payable is cash and/or note(s) and not an interest in other property, and (iii) the provisions and conditions of Subsections (a) through (d) hereof have been complied with.

          (a) Certification.  The Selling Party shall deliver to the Purchasing
              -------------
Party a written certification ("Certification") reflecting (i) the name of the prospective transferee of the entire interest of the Selling Party in the Venture; (ii) the price for which, and the terms upon which, the Selling Party is willing to transfer and such prospective transferee is willing to buy the entire interest of the Selling Party in the Venture (which price and terms shall be based either upon preliminary discussions and negotiations, evidenced in a writing signed by the prospective transferee, between the Selling Party and such prospective transferee or upon a fully negotiated and executed purchase agreement, a copy of which shall be furnished to the Purchasing Party); and
(iii) whether the Selling Party has any interest, financial or otherwise, in the prospective transferee and whether, to the best knowledge of the Selling Party, there exists any other contract or offer for the purchase of all or any portion of the Properties or of the Selling Party's interest in the Venture. Such Certification shall be accompanied by a request (in the form of a Notice) by the Selling Party to the Purchasing Party to either Approve such transfer and prospective transferee or to purchase the Selling Party's interest in the Venture for the price and upon the terms provided in such Certification. The Selling Party may transfer the interest of the Selling Party in the Venture only to such prospective transferee or to the Purchasing Party. The Purchasing Party must either approve such prospective transferee or purchase the interest of the Selling Party in the Venture.

          (b) Purchasing Party's Rights.  The Purchasing Party shall have the
              -------------------------
right either (i) to allow the Selling Party to transfer the interest of the Selling Party in the Venture for a price and upon terms no more favorable to the prospective transferee than those reflected, and to the prospective transferee named in the Certification, or (ii) to purchase the Selling Party's entire interest in the Venture at the price contained in the Certification and on the other terms and conditions of the Certification. The price for which, and the terms upon which, the Selling Party shall transfer its interest in the Venture shall, by way of illustration and not limitation, be deemed "more favorable" than those reflected in the Certification if (i) the total actual transfer price is lower than that set forth in such Certification, (ii) a lesser portion of the price is paid in cash at the time of the transfer than that set forth in such Certification, or (iii) the portion of the price not paid in cash at the time of the transfer is payable over a longer period of time, at a lower interest rate or with lower or less frequent periodic payments than those set forth in such Certification.

          (c) Notice of Election.  The Purchasing Party shall have a period of
              ------------------
60 days after receipt of the Selling Party's Certification specified in Subsection 6.4(a) hereof to serve upon the Selling Party a Notice which shall specify whether such Purchasing Party will Approve a transfer to such prospective transferee, or whether the Purchasing Party shall purchase the entire interest of the Selling Party as provided in Subsection 6.4(b) hereof.
If the Purchasing Party fails to give such Notice within the allocated time, the Purchasing Party shall be deemed to have approved the transfer of the interest to such prospective transferee, and the Purchasing Party shall, if requested by the Selling Party, execute, acknowledge and deliver such documents, or cause the same to be executed, acknowledged and delivered, including without limitation, the rights and restrictions contained in this Section 6 with respect to further transfers. Any such new Venturer shall execute and deliver to the other Venturers such documents as the other Venturers may reasonably request confirming the assumption by such new Venturer of the obligations of the Selling Party under this Agreement. At the time of closing of a transfer to a third party transferee pursuant to this Subsection 6.4, the Purchasing Party shall execute and deliver to the Selling Party and such transferee a written estoppel certificate in recordable form pursuant to which the Purchasing Party shall certify and agree that to the best of the Purchasing Party's knowledge and belief the pending transfer is permitted pursuant to this Subsection (provided, that to the best of the Purchasing Party's knowledge and belief such transfer is, in fact, permitted by this Subsection). In such estoppel certificate, the Purchasing Party shall waive any further right whatsoever to attempt to force a rescission or setting aside of such transfer; provided, however, the Purchasing Party shall expressly reserve any rights thereafter to pursue any action for damages against both the Selling Party and the transferee should the Purchasing Party thereafter determine that, contrary to the Purchasing Party's earlier best knowledge and belief, the transfer was in fact not consummated in strict accordance with the terms of this Section 6.

          (d) Power of Attorney.  In the event that either (i) the Purchasing
              -----------------
Party shall have failed to respond, in the manner and within the time required by Subsection 6.4(c) hereof, to the Selling Party's Certification specified in Subsection 6.4(a) hereof, or (ii) the Purchasing Party shall have served upon the Selling Party a Notice specifying that the Purchasing Party has approved a transfer to a prospective transferee of the Selling Party as contemplated by Subsection 6.4(c) hereof, and the Purchasing Party shall have thereafter failed or refused, within ten days after receipt of a Notice from the other Venturer requesting same, to execute, acknowledge and deliver such documents, or cause the same to be done, as shall be required to effectuate a transfer of such interest in accordance with the Certification, then, and in either of such events, the Selling Party may execute, acknowledge and deliver such documents for, on behalf of and in the stead of the Purchasing Party, and such execution, acknowledgment and delivery by the Selling Party shall be for all purposes as effective against and binding upon the Purchasing Party as though such execution, acknowledgment and delivery had been by the Purchasing Party; provided, however, that no such documents executed by the Selling Party shall contain any undertaking on behalf of the Purchasing Party beyond the scope of the undertakings necessary for the Selling Party to effectuate such transfer. Each Venturer does hereby irrevocably constitute and appoint each other Venturer as the true and lawful attorney in fact of such Venture and the successors and assigns thereof, in the name, place and stead of such Venturer or the successors or assigns thereof, as the case may be, to execute, acknowledge and deliver such documents in the event such Venturer shall be the Purchasing Party under the circumstances contemplated by this Subsection 6.4(d). It is expressly understood, intended and agreed by each Venturer, for such Venturer and the successors and assigns thereof, that the grant of the power of attorney to each other Venturer pursuant to this Subsection 6.4(d) is coupled with an interest, is irrevocable and shall survive the death, termination or legal incompetency of such granting Venturer, as the case may be, or the assignment of the interest of such granting Venturer in the Venture, or the dissolution of the Venture.

     7.   DISSOLUTION AND TERMINATION.
          ---------------------------

          The Venture shall dissolve on December 31, 2027, or upon the occurrence of any of the following:

          (i) A decree of a court of competent jurisdiction declaring dissolution;

          (ii) Sale of all or substantially all of the assets of the Venture;

          (iii) The Venture or either Venturer is adjudicated insolvent or bankrupt;

          (iv) Termination of either of the Venturers; or

          (v) Unanimous consent of the Venturers.

Upon the occurrence of any of the events set forth in this Section 7, Notice thereof shall be given to all of the Venturers by the Administrative Venturer and the Administrative Venturer shall, as required by Subsection 2.7(b) hereof, proceed to terminate and wind up the Venture and shall distribute the Extraordinary Receipts (and the other assets of the Venture) resulting therefrom in accordance with Subsection 3.3(c) hereof.

     8.   MISCELLANEOUS PROVISIONS.
          ------------------------

          8.1  Notices.  Notices given under this Agreement shall be in writing
               -------
and shall be deemed to have been properly given or served by the deposit of such with the United States Postal Service, or any official successor thereto, designated as registered or certified mail, return receipt requested, bearing adequate postage and addressed as hereinafter provided. The time period in which a response to any such Notice must be given or any action taken with respect thereto, however, shall commence to run from the date of receipt on the return receipt of the Notice. Rejection or other refusal to accept or the inability to deliver because of changed address or status of which no Notice was given to the Administrative Venturer shall be deemed to be receipt of the Notice sent. In the event that registered or certified mail is not being accepted for prompt delivery, each Notice may then be served by personal service addressed as hereinafter provided. By giving to the other Venturer at least 30 days' Notice thereof, any Venturer shall have the right from time to time during the term of this Agreement to change his Notice address(es) and to specify as his Notice address(es) any other address(es) within the continental United States of America. Each Notice to the Venturers shall be sent to the addresses set forth below (unless such Notice address is properly changed):

                        Wells Real Estate Fund IX, L.P.
                            3885 Holcomb Bridge Road
                            Norcross, Georgia 30092

                         Wells Real Estate Fund X, L.P.
                            3885 Holcomb Bridge Road
                            Norcross, Georgia 30092

          8.2  Governing Law.  This Agreement and the obligations of the
               -------------
Venturers hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of Georgia, including the Georgia Uniform Partnership Act.

          8.3  Fees and Commissions.  Except as may otherwise be provided
               --------------------
herein, each Venturer hereby represents to each other Venturer that there are no claims for brokerage or other commissions or finder's or other similar fees in connection with the transactions contemplated by this Agreement insofar as such claims shall be based on arrangements or agreements made by or on behalf of the Venturer so representing, and each Venturer so representing hereby indemnifies and agrees to hold harmless each other Venturer from and against all liabilities, cost, damages and expenses from any such claims.

          8.4  Waiver.  No consent or waiver, express or implied, by any
               ------
Venturer to or of any breach or default by any other Venturer in the performance by such other Venturer of the obligations thereof under this Agreement shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other Venturer of the same or any other obligations of such other Venturer under this Agreement. Failure on the part of any Venturer to complain or any act or failure to act of any other Venturer or to declare any other Venturer in default, irrespective of how long such failure continues, shall not constitute a waiver of such Venturer of the rights thereof under this Agreement.

          8.5  Severability.  If any provision of this Agreement or the
               ------------
application thereof to any Entity or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other Entity or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

          8.6  Status Reports.  Recognizing that each Venturer may find it
               --------------
necessary from time to time to establish to third parties such as accountants, banks, mortgagees or the like, the then current status of performance hereunder, upon the written request of any other Venturer, made from time to time by Notice, each Venturer shall furnish promptly a written statement (in recordable form, if requested) on the status of any matter pertaining to this Agreement to the best of the knowledge and belief of the Venturer making such statement.

          8.7  Entire Agreement - Amendment.  This Agreement constitutes the
               ----------------------------
entire agreement of the Venturers with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Venturer against whom enforcement of the change, waiver, discharge or termination is sought. The execution of any amendment to this Agreement, or the execution of any other agreement or amendment thereto, by all Venturers shall establish that such execution was made in accordance with any applicable requirements for Approval.

          8.8  Terminology.  All personal pronouns used in this Agreement,
               -----------
whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural; and the plural shall include the singular. Titles of Sections, Subsections and Paragraphs in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Sections, Subsections or Paragraphs shall refer to the Section, Subsection or Paragraph of this Agreement unless specific reference is made to another document or instrument.

          8.9  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

          8.10 Successors and Assigns.  Subject to the restrictions on transfers
               ----------------------
and encumbrances set forth herein, this Agreement shall inure to the benefit of and be binding upon the Venturers and their respective heirs, executors, legal representatives, successors and assigns. Whenever in this Agreement a reference to any Entity or Venturer is made, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such Entity or Venturer.

     IN WITNESS WHEREOF, the undersigned Venturers have executed this Joint Venture Agreement of Fund IX and Fund X Associates under seal as of the day and year first above written.

                                       WELLS REAL ESTATE FUND IX, L.P.
                                       A Georgia Limited Partnership

                                       By:  Wells Partners, L.P.
                                            A Georgia Limited Partnership
                                            (As General Partner)

                                            By:  Wells Capital, Inc.
                                                 A Georgia Corporation
                                                 (As General Partner)


Signed, sealed and delivered                By:  /s/ Leo F. Wells, III
                                               ----------------------------
in the presence of:                              Leo F. Wells, III
                                                 President
/s/ Carol Jamieson
------------------------------
Unofficial Witness                               [Corporate Seal]

/s/ Martha Jean Cory
------------------------------
Notary Public


Signed, sealed and delivered                By:  /s/ Leo F. Wells, III  (SEAL)
in the presence of:                            -------------------------
                                                Leo F. Wells, III
/s/ Carol Jamieson                              General Partner
------------------------------
Unofficial Witness

/s/ Martha Jean Cory
------------------------------
Notary Public

                                       WELLS REAL ESTATE FUND X, L.P.
                                       A Georgia Limited Partnership

                                       By:  Wells Partners, L.P.
                                            A Georgia Limited Partnership
                                            (As General Partner)

                                            By:  Wells Capital, Inc.
                                                 A Georgia Corporation
                                                 (As General Partner)


Signed, sealed and delivered                By:  /s/ Leo F. Wells, III
in the presence of:                            ----------------------------
                                                 Leo F. Wells, III
/s/ Carol Jamieson                               President
------------------------------
Unofficial Witness
                                                 [Corporate Seal]
/s/ Martha Jean Cory
------------------------------
Notary Public



Signed, sealed and delivered                By:  /s/ Leo F. Wells, III   (SEAL)
in the presence of:                            --------------------------
                                                 Leo F. Wells, III
                                                 General Partner
/s/ Carol Jamieson
------------------------------
Unofficial Witness

/s/ Martha Jean Cory
------------------------------
Notary Public

                                  EXHIBIT "A"

SITUATE in the Sixth Civil District of Knox County, Tennessee, without the corporate limits of the City of Knoxville, Tennessee, being known and designated as Lot 13R, Centerpoint Park, as shown on the map of the same of record in Cabinet O, Slide 280A, in the Register's Office for Knox County, Tennessee, and being more particularly described as follows:

BEGINNING at an existing iron rod in the northerly right of way line of Centerpoint Boulevard, being common corner to former Lot 11 and Lot 12 of said Subdivision, now known as Lot 11 and Lot 13R; thence along the common line of Lot 11 and Lot 13R, North 57 deg. 42 Min. 47 Seconds East, 524.87 feet to an existing iron rod in the southwesterly right of way line of N. Pellissippi Parkway; thence the following calls along the southwesterly right of way line of Pellissippi Parkway, South 44 deg. 36 Min. 31 Seconds East, 183.93 feet to an existing right of way monument; thence South 07 deg. 24 Min. 51 Seconds East,
139.51 feet to an existing right of way monument; thence 588.79 feet along a curve to the left having a radius of 425.70 feet and a chord bearing of South 05 deg. 26 Min. 09 Seconds West, and a chord distance of 542.97 feet to an existing iron rod; thence leaving the southwesterly right of way line of N. Pellissippi Parkway along the common line between Lots 13R and 14R, South 57 deg. 13 Min. 40 seconds West, 69.63 feet to an iron rod set; thence continuing with the common line between Lots 13R and 14R, South 70 deg. 13 Min. 22 Seconds West, 269.59 feet to an iron rod set in the northeasterly right of way of Centerpoint Boulevard; thence the following calls along the northeasterly right of way line of Centerpoint Boulevard, 189.25 feet along a curve to the right having a radius of 415.00 feet and a chord bearing of North 16 deg. 41 Min. 10 Seconds West, and a chord distance of 187.61 feet to an existing iron rod; thence North 03 deg. 37 Min. 21 Seconds West, 143.20 feet to an existing iron rod; thence 348.14 feet along a curve to the left having a radius of 485.00 feet and a chord bearing of North 24 deg. 11 Min. 11 Seconds West, and a chord distance of 340.71 feet to an existing iron rod; thence North 44 deg. 44 Min. 54 Seconds West, 35.11 feet to the point of BEGINNING, containing 244,908 square feet or 5.622 acres not including the following exception and as shown on the survey prepared by Barge, Waggoner, Sumner and Cannon, Inc. and signed by Gary C. Clark, RLS, Tennessee License Number 1329.

THERE IS AN EXCEPTION from the above described parcel being known as Lot 12R and being further described as follows:
TO REACH THE POINT OF BEGINNING COMMENCE at an existing right of way monument in the southwesterly right of way line of N. Pellissippi Parkway, said point being South 44 deg. 36 Min. 31 Seconds East, 183.93 feet from the common corner of Lots 11 and 13R in the N. Pellissippi Parkway right of way; thence leaving the southwesterly right of way of N. Pellissippi Parkway, South 57 deg. 44 Min. 02 Seconds West, 39.35 feet to the point of BEGINNING, thence South 06 deg. 50 Min. 24 Seconds East, 56.61 feet to an iron rod set; thence South 17 deg. 03 Min. 15 Seconds East, 52.16 feet to an iron rod set; thence South 29 deg. 24 Min. 02 Seconds West, 112.08 feet to an iron rod set; thence South 44 deg. 04 Min. 48 Seconds West, 54.78 feet to an iron rod set; thence South 84 deg. 08 Min. 09 seconds West, 54.78 feet to an iron rod set; thence North 50 deg. 26 Min. 33 Seconds West, 60.36 feet to an iron rod set; thence North 30 deg. 54 Min. 34 Seconds West, 60.03 feet to an iron rod set; thence North 30 deg. 26 Min. 03 seconds West, 142.41 feet to an iron rod set; thence North 11 deg. 23 Min. 30 Seconds East, 48.34 feet to an iron rod set; thence North 64 deg. 38 Min. 51 Seconds East, 57.27 feet to an iron rod set; thence North 60 deg. 29 Min. 49 Seconds East, 114.08 feet to an iron rod set, thence South 51 deg. 10 Min. 20 seconds East, 146.98 feet to the point of BEGINNING, containing 65,138 square feet or 1.495 acres.

BEING part of the same property conveyed to The Development Corporation of Knox County by deed dated 10 January 1992 from Knox County, Tennessee, of record in Deed Book 2061, page 365, and corrected in Deed Book 2159, page 173, in the Register's Office for Knox County, Tennessee.

TOGETHER WITH AND SUBJECT TO JOINT PERMANENT EASEMENT AS DESCRIBED AND SET FORTH IN WARRANTY DEED BOOK 2230, PAGE 1198, IN THE REGISTERS OFFICE FOR KNOX COUNTY, TENNESSEE.

                                   EXHIBIT B

Grantor hereby grants to Grantee, its heirs, successors and assigns, for the benefit of the premises conveyed hereby, a perpetual nonexclusive right and easement to discharge storm and surface water runoff from the premises conveyed hereby onto and into the storm and surface water drainage, retention, detention and discharge systems and facilities, including without limitation the detention pond (collectively, the "Detention Facilities") installed on Lot 12R, as Lot 12R is more particularly described on Exhibit D attached hereto and incorporated herein by reference. The Detention Facilities shall be maintained and repaired by Grantor in good serviceable order, condition and repair (including without limitation an aeration device in the lake, and chemicals to maintain the cleanliness of the lake), and consistent with all governmental codes and ordinances applicable thereto, reasonable wear and tear excepted (the "Maintenance Covenant"). Grantee shall have the right, privilege and easement of maintaining the Detention Facilities; provided, however, the Grantee shall not exercise such right, privilege and easement unless Grantor fails to maintain the Detention Facilities. Any costs and expenses incurred by Grantee in connection with its exercise of the foregoing rights and easements (together with interest thereon at the rate of twelve percent per annum, reasonable attorneys' fees and all costs of collection) shall be reimbursed by Grantor to Grantee promptly upon demand. Grantee acknowledges that it is contemplated by the parties that at some future date a Business Park Owners' Association shall be formed for the CenterPoint Business Park, and that the Grantor shall transfer all of its obligations under the Maintenance Covenant to the Business Park Owners' Association, and that the Business Park Owners' Association shall assume all obligations under the Maintenance Covenant, and that after such transfer and assumption the Grantor shall have no further obligation under the Maintenance Covenant.

Grantor hereby reserves from the premises hereby conveyed a nonexclusive right and easement over and across the property described on Exhibit C attached hereto and incorporated herein by reference (the "Easement Area") for the sole purposes of pedestrian and vehicular access to and from the property described on Exhibit D attached hereto and CenterPoint Boulevard for the purposes of repairing and maintaining the Detention Facilities, and for surface water drainage from CenterPoint Business Park into the Drainage Facilities. Grantor shall repair all damage to the Easement Area resulting from Grantor's exercise of the rights and easements herein reserved.

                                  EXHIBIT "C"


                                ACCESS EASEMENT
                                (25-FOOT WIDE)

Being a strip of land of 25 feet in width, along the most northwesterly line of Lot 13R of Centerpoint Park in the Sixth Civil District of Knox County, Tennessee, and being more particularly described as follows:

Beginning at an existing iron rod in the northeasterly right-of-way line of Centerpoint Boulevard, said point also being the most westerly corner of Lot 13R;

THENCE, leaving the northeasterly right-of-way line of Centerpoint Boulevard along the common line with Lot 13R, North 57 deg. 42 min. 47 sec. East, 222.67 feet to a point;

THENCE, leaving the common line with Lot 13R, South 88 deg. 54 min. 07 sec. East, 81.31 feet to a point in the common line with Lot 12R;

THENCE, along the common line with Lot 12R, South 11 deg. 23 min. 30 sec. West,
25.41 feet to a point;

THENCE, leaving the common line with Lot 12R, North 88 deg. 54 min. 07 sec. West, 69.27 feet to a point;

THENCE, South 57 deg. 42 min. 47 sec. West, 209.65 feet to a point in the northeasterly right-of-way line of Centerpoint Boulevard;

THENCE, along the northeasterly right-of-way line of Centerpoint Boulevard North 44 deg. 44 min. 54 sec. West, 25.60 feet to the Point of Beginning;

Containing 7,286 square feet or 0.167 acres as shown on a plat prepared by Barge, Waggoner, Sumner and Cannon, Inc. and signed by Gary C. Clark, RLS, Tennessee License Number 1329, bearing File No. 15923-10 dated 10-25-96 with a revision date of 11-05-96.

                                  EXHIBIT "D"

SITUATE in the Sixth Civil District of Knox County, Tennessee, without the corporate limits of the City of Knoxville, Tennessee, being known and designated at Lot 12g Centerpoint Park, as shown on the map of the same of record in Cabinet O, Slide 280A, in the Register's Office for Knox County, Tennessee, and being more particularly described as follows:

THERE IS AN EXCEPTION from the above described parcel being known as Lot 12R and being further described as follows:
TO REACH THE POINT OF BEGINNING COMMENCE at an existing right of way monument in the southwesterly right of way line of N. Pellissippi Parkway, said point being South 44 deg. 36 min. 31 Seconds East, 183.93 feet from the common corner of Lots 11 and 13R in the N. Pellissippi Parkway right of way; thence leaving the southwesterly right of way of N. Pellissippi Parkway, South 57 deg. 44 Min. 02 Seconds West, 39.35 feet to the point of BEGINNING; thence South 06 deg. 50 Min. 24 Seconds East, 56.61 feet to an iron rod set; thence South 17 deg. 03 Min. 15 Seconds East, 52.16 feet to an iron rod set; thence South 29 deg. 24 Min. 02 Seconds West, 112.08 feet to an iron rod set; thence South 44 deg. 04 Min. 48 Seconds West, 54.78 feet to an iron rod set; thence South 84 deg. 08 Min. 09 seconds West, 54.78 feet to an iron rod set; thence North 50 deg. 26 Min. 33 Seconds West, 60.36 feet to an iron rod set; thence North 30 deg. 54 Min. 34 Seconds West, 60.03 feet to an iron rod set; thence North 30 deg. 26 Min. 03 seconds West, 142.41 feet to an iron rod set; thence North 11 deg. 23 Min. 30 Seconds East, 48.34 feet to an iron rod set; thence North 64 deg. 38 Min. 51 Seconds East, 57.27 feet to an iron rod set; thence North 60 deg. 29 Min. 49 Seconds East, 114.08 feet to an iron rod set; thence South 51 deg. 10 Min. 20 seconds East, 146.98 feet to the point of BEGINNING, containing 65,138 square feet or 1.495 acres.

BEING part of the same property conveyed to The Development Corporation of Knox County by deed dated 10 January 1992 from Knox County, Tennessee, of record in Deed Book 2061, page 365, and corrected in Deed Book 2159, page 173, in the Register's Office for Knox County, Tennessee.

TOGETHER WITH AND SUBJECT TO JOINT PERMANENT EASEMENT AS DESCRIBED AND SET FORTH IN WARRANTY DEED BOOK 2230, PAGE 1198, IN THE REGISTER'S OFFICE FOR KNOX COUNTY, TENNESSEE.